DEAN WITTER NATURAL RESOURCE DEVELOPMENT               Two World Trade Center,
SECURITIES INC.                                       New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1997

DEAR SHAREHOLDER:

At this time last year, commodity oil prices began a rise from $20 to $26 per barrel as inventories were historically low going into the cold season. From January to March, oil prices began to reverse just as rapidly, and today's oil prices are roughly unchanged from September 1996. Gas prices, however, which experienced a faster rise and fall, remain well above the year-ago price. Inventories are still low, within a few percent of last year's storage figures. Speculation about the possible warming effect of the weather pattern called El Ni|fno may be partly behind the inventory picture, but if the winter is colder than expected, a repeat of the inventory squeeze of winter 1996 is possible.

Global demand for energy is approximately 75 million barrels daily and growth in demand is estimated by the International Energy Agency to be rising at the same time their estimate for growth in supply has been revised slightly downward. We believe that even with Iraq's recent renewed participation in the market, the perception is growing that the spread between growth in demand and growth in supply is narrow and is likely to remain so.

PERFORMANCE AND PORTFOLIO

For the six-month period ended August 31, 1997, Dean Witter Natural Resource Development Securities Class B produced a total return of
22.17 percent versus 14.78 percent for the Standard & Poor's 500 Composite Stock Index (S&P 500) and 12.22 percent for the Lipper Natural Resources Fund Average. The Fund's exposure to oilfield services and drilling equipment through holdings such as Noble Drilling Corp., Nabors Industries, Inc., Rowan Companies, Inc., Baker Hughes, Inc. and Schlumberger, Ltd. contributed positively to the Fund's performance. These sectors have posted above-average gains relative to the market; thus, we took this opportunity to secure profits in Parker Drilling Co., Reading & Bates, Inc., Cooper Cameron Corp. and Weatherford Enterra, Inc. We also added new positions in this sector, including Barrett Resources Corp., Sonat, Inc., Lomak Petroleum, Inc. and Swift Energy Co..

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
LETTER TO THE SHAREHOLDERS, August 31, 1997, continued

The Fund's basic industry sectors continued to have mixed results, with strength concentrated in the forest products/paper and aluminum sectors. These groups have benefited from low inventory levels, increased demand and an improved pricing environment. We expect that they will continue to have positive fundamentals in the year ahead. Accordingly, we have increased the Fund's exposure to these sectors with new positions in companies such as Bowater, Inc., Reynolds Metal Co. and Alcan Aluminium, Ltd..

Gold stocks remain out of favor, due to low inflation and the Australian Central Bank's decision to sell reserves, which raised concerns that the central banks of other governments would follow suit. As a result, we have lowered our exposure to this sector and are focused on lower-cost gold producers.

The chemical group has had good performance in selective issues. The Fund has focused on well-managed companies that are engaged in ongoing restructuring programs.

On July 28, 1997, the Fund began offering four classes of shares: A, B, C and D, each with its own sales charge and distribution fee structure. A revised prospectus, which includes complete details regarding the Fund's conversion to multiple classes of shares, was mailed to shareholders in mid-summer.

LOOKING AHEAD

Worldwide economic growth appears to be moving ahead at an uneven pace. However, demand for most industrial commodities continues to be favorable and inventories of many resources remain low, which should create a positive pricing environment. We will continue to seek out companies that are operating in an attractive supply/demand environment. In our view, the outlook for the coming year is favorable for most natural resource companies.

We appreciate your support of Dean Witter Natural Resource Development Securities Inc. and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of shareholders of Dean Witter Natural Resource Development Securities Inc. was held for the purpose of voting on five separate matters, the results of which are as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

For ......................................  10,427,574
Against  .................................     331,727
Abstain  .................................     964,326

(2) Election of Directors:

Michael Bozic
For .............. 10,941,039
Withheld .........    782,588

Charles A. Fiumefreddo
For .............. 10,961,658
Withheld .........    761,969

Edwin J. Garn
For .............. 10,954,201
Withheld .........    769,426

John R. Haire
For .............. 10,930,947
Withheld .........    792,680

Wayne E. Hedien
For .............. 10,954,411
Withheld .........    769,216

Dr. Manuel H. Johnson
For .............. 10,972,791
Withheld .........    750,836

Michael E. Nugent
For .............. 10,977,012
Withheld .........    746,615

Philip J. Purcell
For .............. 10,976,171
Withheld .........    747,456

John L. Schroeder
For .............. 10,957,396
Withheld .........    766,231

(3) APPROVAL OF AN AMENDMENT TO THE CORPORATION'S ARTICLES OF INCORPORATION TO PERMIT MULTIPLE CLASSES OR SERIES OF SHARES:

For ......................................... 9,885,862
Against  ....................................   660,373
Abstain  .................................... 1,177,392

(4) APPROVAL OF A NEW INVESTMENT POLICY WITH RESPECT TO INVESTMENTS IN CERTAIN OTHER INVESTMENT COMPANIES:

For ......................................... 9,868,090
Against  ....................................   662,615
Abstain  .................................... 1,192,922

(5) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS:

For ......................................... 10,785,014
Against  ....................................    112,208
Abstain  ....................................    826,405

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1997 (unaudited)


 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (95.9%)
             BASIC ENERGY (42.9%)
             Natural Gas (11.2%)
    40,000   Anardarko Petroleum Corp.  ...................................... $  2,937,500
    80,000   Apache Corp.  ...................................................    3,175,000
    55,000   Cabot Oil & Gas Corp.  ..........................................    1,275,312
    40,000   Devon Energy Corp.  .............................................    1,707,500
    50,000   El Paso Natural Gas Co.  ........................................    2,812,500
   120,000   Elan Energy, Inc. (Canada)*  ....................................      778,098
    60,000   Enron Corp.  ....................................................    2,313,750
   125,000   Numac Energy Inc. (Canada)*  ....................................      594,380
    40,000   Petro-Canada (Canada)  ..........................................      691,643
    40,000   Questar Corp.  ..................................................    1,600,000
    80,000   Rigel Energy Corp. (Canada)*  ...................................      855,908
    65,000   Sonat, Inc.  ....................................................    3,237,812
    60,000   Suncor, Inc. (Canada)  ..........................................    1,882,565
    85,000   Tenneco, Inc.  ..................................................    4,127,812
    60,000   United Meridian Corp.*  .........................................    2,351,250
    85,000   Williams Companies, Inc.  .......................................    3,957,812
                                                                              --------------
                                                                                 34,298,842
                                                                              --------------
             Natural Gas -Exploration & Production (5.0%)
    80,000   Barrett Resources Corp.*  .......................................    2,930,000
    70,000   Burlington Resources, Inc.  .....................................    3,543,750
    50,000   Chieftain International, Inc.*  .................................    1,200,000
    50,000   Edge Petroleum Co.*  ............................................      800,000
    50,000   KN Energy, Inc.  ................................................    2,075,000
   100,000   Ranger Oil Ltd. (Canada)  .......................................      968,750
    50,000   St. Mary Land & Exploration Co. .................................    1,762,500
    80,000   Swift Energy Co.*  ..............................................    2,075,000
                                                                              --------------
                                                                                 15,355,000
                                                                              --------------
             Oil & Gas (0.9%)
    50,000   Lomak Petroleum, Inc.  ..........................................      881,250
    40,000   Newfield Exploration Co.*  ......................................    1,027,500
    40,000   Union Pacific Resources Group, Inc.  ............................    1,000,000
                                                                              --------------
                                                                                  2,908,750
                                                                              --------------
             Oil & Gas Drilling (0.7%)
    85,000   Parker Drilling Co.*  ...........................................    1,120,937
    25,000   Sante Fe International Corp.  ...................................    1,118,750
                                                                              --------------
                                                                                  2,239,687
                                                                              --------------
             Oil & Gas Services (1.3%)
    40,000   Input/Output, Inc.*  ............................................      840,000
    50,000   Petroleum Geo -Services ASA (ADR)(Norway)*  .....................    3,034,375
                                                                              --------------
                                                                                  3,874,375
                                                                              --------------
             Oil Integrated -Domestic (7.3%)
    75,000   Amerada Hess Corp.  ............................................. $  4,359,375
   150,000   Occidental Petroleum Corp.  .....................................    3,515,625
    75,000   Oryx Energy Co.*  ...............................................    1,982,813
    65,000   Phillips Petroleum Co.  .........................................    3,091,563
    25,000   Synder Oil Corp.  ...............................................      492,188
    75,000   Unocal Corp.  ...................................................    2,929,688
    80,000   USX-Marathon Group  .............................................    2,605,000
    40,000   Vintage Petroleum, Inc.  ........................................    1,717,500
   105,000   Wiser Oil Co.  ..................................................    1,647,188
                                                                              --------------
                                                                                 22,340,940
                                                                              --------------
             Oil Integrated -International (15.0%)
    40,000   Amoco Corp.  ....................................................    3,782,500
    77,000   British Petroleum Co. PLC (ADR)(United Kingdom)  ................    6,516,125
    55,000   Ente Nazionale Idrocarburi SpA (ADR)(Italy)  ....................    3,052,500
   120,000   Exxon Corp.  ....................................................    7,342,500
    70,000   Mobil Corp.  ....................................................    5,092,500
   137,000   Royal Dutch Petroleum Co. (ADR)(Netherlands)  ...................    6,952,750
    40,000   Texaco, Inc.  ...................................................    4,610,000
    75,000   Total S.A. (ADR)(France)  .......................................    3,553,125
   155,000   Yacimentos Petroliferos Fiscales S.A. (ADR)(Argentina)  .........    5,047,187
                                                                              --------------
                                                                                 45,949,187
                                                                              --------------
             Oil Refineries (1.5%)
    50,000   Ashland, Inc.  ..................................................    2,506,250
    65,000   Tosco Corp.  ....................................................    2,149,063
                                                                              --------------
                                                                                  4,655,313
                                                                              --------------
             TOTAL BASIC ENERGY  .............................................  131,622,094
                                                                              --------------
             ENERGY DEVELOPMENT & TECHNOLOGY (16.1%)
             Oil Drilling (3.1%)
    35,000   Marine Drilling Company, Inc.*  .................................      840,000
    45,000   Noble Drilling Corp.*  ..........................................    1,279,687
    75,000   Reading & Bates Corp.*  .........................................    2,723,438
    90,000   Rowan Companies, Inc.*  .........................................    2,688,750
    20,000   Transocean Offshore, Inc.  ......................................    1,901,250
                                                                              --------------
                                                                                  9,433,125
                                                                              --------------
             Oil Equipment & Services (11.5%)
    40,000   American Oilfield Divers, Inc.*  ................................      755,000
    60,000   Baker Hughes, Inc.  .............................................    2,542,500
    40,000   Camco International, Inc.  ......................................    2,755,000
    75,000   Cooper Cameron Corp.*  ..........................................    4,865,625
   139,400   Dawson Production Services, Inc.* ...............................    2,613,750

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1997 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
    75,000   Dresser Industries, Inc.*  ......................................  $ 3,131,250
    55,000   Global Industries Ltd.*  ........................................    2,004,063
    50,000   Halliburton Co.  ................................................    2,387,500
    65,000   Nabors Industries, Inc.  ........................................    2,238,438
    46,000   Schlumberger, Ltd.  .............................................    3,504,625
    65,000   Varco International, Inc.*  .....................................    2,583,750
    70,000   Veritas DGC Inc.*  ..............................................    2,397,500
    75,000   Weatherford Enterra, Inc.*  .....................................    3,454,688
                                                                              --------------
                                                                                 35,233,689
                                                                              --------------
             Transportation (0.5%)
    50,000   Teekay Shipping Corp.  ..........................................    1,646,875
                                                                              --------------
             Utilities -Gas (1.0%)
    50,000   Consolidated Natural Gas Co.  ...................................    2,953,125
                                                                              --------------
             TOTAL ENERGY DEVELOPMENT & TECHNOLOGY  ..........................   49,266,814
                                                                              --------------
             METALS & BASIC MATERIALS (36.9%)
             Aluminum (3.7%)
    30,000   Alcan Aluminium Ltd. (Canada)  ..................................    1,048,125
   100,000   Alumax Inc.*  ...................................................    4,143,750
    50,000   Aluminum Co. of America  ........................................    4,112,500
    30,000   Reynolds Metals Co.  ............................................    2,120,625
                                                                              --------------
                                                                                 11,425,000
                                                                              --------------
             Building Materials (0.4%)
    50,000   Shaw Group, Inc.*  ..............................................    1,081,250
                                                                              --------------
             Chemicals (7.1%)
    50,000   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................    3,115,625
    25,000   Eastman Chemical Co.  ...........................................    1,495,312
    65,000   Hercules, Inc.  .................................................    3,359,687
    50,000   Imperial Chemical Industries PLC (ADR)(United Kingdom)  .........    3,281,250
    90,000   Monsanto Co.  ...................................................    3,954,375
    90,000   Olin Corp.  .....................................................    4,005,000
    30,000   Rohm & Haas Co.  ................................................    2,874,375
                                                                              --------------
                                                                                 22,085,624
                                                                              --------------
             Chemicals -Diversified (0.8%)
    35,000   ChemFirst Inc.  .................................................      879,375
    75,000   Engelhard Corp.  ................................................    1,565,625
                                                                              --------------
                                                                                  2,445,000
                                                                              --------------
             Chemicals -Specialty (4.6%)
    75,000   Cabot Corp.  ....................................................    2,053,125
    73,500   Calgon Carbon Corp.  ............................................    1,010,625
   100,000   Cytec Industries, Inc.*  ........................................    4,881,250
    90,000   IMC Global, Inc.  ...............................................    3,166,875
    40,000   Morton International, Inc.  .....................................  $ 1,330,000
             Stolt Comex Seaway, S.A.
    35,000   (United Kingdom)*  ..............................................    1,863,750
                                                                              --------------
                                                                                 14,305,625
                                                                              --------------
             Electrical Equipment (0.7%)
    50,000   UCAR International, Inc.  .......................................    2,359,375
                                                                              --------------
             Gold (2.5%)
   145,000   Barrick Gold Corp. (Canada)  ....................................    3,298,750
   100,954   Newmont Mining Corp.  ...........................................    4,271,616
                                                                              --------------
                                                                                  7,570,366
                                                                              --------------
             Household Appliances (0.8%)
    50,000   American Standard Companies, Inc.*  .............................    2,350,000
                                                                              --------------
             Machinery -Construction & Materials (1.0%)
    60,000   Kennametal, Inc.  ...............................................    2,808,750
                                                                              --------------
             Machinery -Diversified (1.4%)
    50,000   EVI, Inc.*  .....................................................    2,628,125
    85,000   Global Industrial Technologies, Inc.*  ..........................    1,609,687
                                                                              --------------
                                                                                  4,237,812
                                                                              --------------
             Manufacturing -Diversified (2.1%)
    75,000   Millipore Corp.  ................................................    3,712,500
    60,000   Pall Corp.  .....................................................    1,421,250
    20,000   Parker-Hannifin Corp.  ..........................................    1,286,250
                                                                              --------------
                                                                                  6,420,000
                                                                              --------------
             Metals -Miscellaneous (1.7%)
    80,687   Freeport-McMoran Copper & Gold, Inc. (Series A)  ................    2,158,377
 1,000,000   M.I.M. Holdings Ltd. (Australia)  ...............................    1,192,834
             Rio Tinto PLC (ADR)
    30,000   (United Kingdom)  ...............................................    1,927,500
                                                                              --------------
                                                                                  5,278,711
                                                                              --------------
             Paper & Forest Products (8.6%)
    50,000   Boise Cascade Corp.  ............................................    1,978,125
    60,000   Bowater, Inc.  ..................................................    3,071,250
    50,000   Buckeye Cellulose Corp.  ........................................    1,968,750
    50,000   Champion International Corp.  ...................................    2,959,375
   150,000   Louisiana-Pacific Corp.  ........................................    3,318,750
    50,000   Mead Corp.  .....................................................    3,546,875
    40,000   Temple-Inland, Inc.  ............................................    2,580,000
    70,000   Union Camp Corp.  ...............................................    4,151,875
    35,000   Willamette Industries, Inc.  ....................................    2,791,250
                                                                              --------------
                                                                                 26,366,250
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
PORTFOLIO OF INVESTMENTS August 31, 1997 (unaudited) continued

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             Steel (1.5%)
   49,700    Algoma Steel, Inc. (Canada)*  ................................... $     284,665
   60,000    Nucor Corp.  ....................................................    3,401,250
   40,000    Steel Dynamics, Inc.*  ..........................................    1,007,500
                                                                              --------------
                                                                                  4,693,415
                                                                              --------------
             TOTAL METALS & BASIC MATERIALS  .................................  113,427,178
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $238,090,868)  .................................  294,316,086
                                                                              --------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (5.3%)
             U.S. GOVERNMENT AGENCY (a)(5.2%)
             Federal Home Loan Mortgage Corp. 5.50% due 09/02/97
   $16,000   (Amortized Cost $15,996,333)  ................................... 15,996,333
                                                                              ------------
             REPURCHASE AGREEMENT (0.1%)
             The Bank of New York 5.25% due 09/02/97 (dated 08/29/97;
             proceeds $377,985)(b)
       378   (Identified Cost $377,765)  .....................................    377,765
                                                                              ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $16,374,098)  .................................. 16,374,098
                                                                              ------------

                                                  VALUE
----------------------------------  -------- --------------
TOTAL INVESTMENTS
(Identified Cost $254,464,966)(c)     101.2%   $310,690,184
LIABILITIES IN EXCESS OF
 OTHER ASSETS .....................    (1.2)     (3,776,275)
                                    -------- --------------
NET ASSETS ........................   100.0%   $306,913,909
                                    ======== ==============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $371,889 U.S. Treasury Note 6.625% due 05/15/07 valued at $385,320.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $58,442,218 and the aggregate gross unrealized depreciation is $2,216,998, resulting in a net unrealized appreciation of $56,225,220.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT AUGUST 31, 1997:


 CONTRACTS TO         IN         DELIVERY    UNREALIZED
    RECEIVE      EXCHANGE FOR      DATE     DEPRECIATION
--------------  -------------- ----------  --------------
$       147,884 CAD     205,381  09/02/97       $ (85)
$        13,271 CAD      18,446  09/03/97         (19)
                                           --------------
  Unrealized depreciation                       $(104)
                                           ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1997 (unaudited)


ASSETS:
Investments in securities, at value
 (identified cost $254,464,966)............................    $310,690,184
Receivable for:
 Capital stock sold........................................         910,900
 Dividends.................................................         556,558
 Investments sold..........................................         486,984
Prepaid expenses and other assets..........................         121,407
                                                             --------------
  TOTAL ASSETS.............................................     312,766,033
                                                             --------------
LIABILITIES:
Payable for:
 Capital stock repurchased.................................       4,412,693
 Investments purchased.....................................         957,650
 Plan of distribution fee..................................         247,058
 Investment management fee.................................         154,123
Accrued expenses and other payables........................          80,600
                                                             --------------
  TOTAL LIABILITIES........................................       5,852,124
                                                             --------------
  NET ASSETS...............................................    $306,913,909
                                                             ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital............................................    $240,774,406
Net unrealized appreciation ...............................      56,225,220
Accumulated undistributed net investment income ...........          31,988
Accumulated undistributed net realized gain................       9,882,295
                                                             --------------
  NET ASSETS...............................................    $306,913,909
                                                             ==============
CLASS A SHARES:
Net Assets.................................................         $36,133
Shares Outstanding (500,000,000 authorized, $.01 par
 value)....................................................           2,410
  NET ASSET VALUE PER SHARE................................    $      14.99
                                                             ==============
  MAXIMUM OFFERING PRICE PER SHARE
   (net asset value plus 5.54% of net asset value) ........    $      15.82
                                                             ==============
CLASS B SHARES:
Net Assets.................................................    $296,972,132
Shares Outstanding (500,000,000 authorized, $.01 par
 value)....................................................      19,815,383
  NET ASSET VALUE PER SHARE................................    $      14.99
                                                             ==============
CLASS C SHARES:
Net Assets.................................................        $242,638
Shares Outstanding (500,000,000 authorized, $.01 par
 value)....................................................          16,192
  NET ASSET VALUE PER SHARE................................    $      14.99
                                                             ==============
CLASS D SHARES:
Net Assets.................................................      $9,663,006
Shares Outstanding (500,000,000 authorized, $.01 par
 value)....................................................         644,376
  NET ASSET VALUE PER SHARE................................    $      15.00
                                                             ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended August 31, 1997* (unaudited)

NET INVESTMENT INCOME:
INCOME
Dividends (net of $76,864 foreign withholding tax)....................   $ 2,114,105
Interest..............................................................       415,410
                                                                        ------------
  TOTAL INCOME .......................................................     2,529,515
                                                                        ------------
EXPENSES
Plan of distribution fee (Class B shares).............................     1,355,778
Investment management fee.............................................       848,503
Transfer agent fees and expenses......................................       149,013
Registration fees.....................................................        22,839
Custodian fees........................................................        19,481
Shareholder reports and notices.......................................        16,917
Professional fees.....................................................        16,761
Directors' fees and expenses..........................................        10,129
Other.................................................................         3,946
                                                                        ------------
  TOTAL EXPENSES......................................................     2,443,367
                                                                        ------------
  NET INVESTMENT INCOME...............................................        86,148
                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments.........................................................    10,049,264
  Foreign exchange transactions.......................................          (430)
                                                                        ------------
  NET GAIN............................................................    10,048,834
                                                                        ------------
Net change in unrealized appreciation/depreciation on:
  Investments.........................................................    45,553,305
  Net translation of other assets and liabilities denominated in
   foreign currencies.................................................        (1,097)
                                                                        ------------
  NET APPRECIATION....................................................    45,552,208
                                                                        ------------
NET INCREASE..........................................................   $55,687,190
                                                                        ============

------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE SIX      FOR THE YEAR
                                                     MONTHS ENDED          ENDED
                                                   AUGUST 31, 1997*  FEBRUARY 28, 1997
-------------------------------------------------  ---------------- -----------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ............................   $     86,148      $    102,912
Net realized gain.................................     10,048,834        49,178,705
Net change in unrealized appreciation.............     45,552,208       (15,813,380)
                                                   ---------------- -----------------
  NET INCREASE....................................     55,687,190        33,468,237
                                                   ---------------- -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class B shares..................................       (105,069)         (287,205)
Net realized gain
  Class B shares..................................    (21,942,185)      (30,377,434)
                                                   ---------------- -----------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS...............    (22,047,254)      (30,664,639)
                                                   ---------------- -----------------
Net increase from capital stock transactions  ....     25,285,290        92,523,643
                                                   ---------------- -----------------
  NET INCREASE....................................     58,925,226        95,327,241
NET ASSETS:
Beginning of period...............................    247,988,683       152,661,442
                                                   ---------------- -----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $31,988 and $50,909, respectively)...........   $306,913,909      $247,988,683
                                                   ================ =================

------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1997 (unaudited) continued

until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1997 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C -1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1997 (unaudited) continued

commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $6,839,332 at August 31, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended August 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $154,460 and received $1,402 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 1997 aggregated $136,437,035 and $124,546,960, respectively.

For the six months ended August 31, 1997, the Fund incurred brokerage commissions of $73,175 with DWR for portfolio transactions executed on behalf of the Fund.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS August 31, 1997 (unaudited) continued

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At August 31, 1997, the Fund had an accrued pension liability of $48,604 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. CAPITAL STOCK+

Transactions in capital stock were as follows:

                                                       FOR THE SIX                    FOR THE YEAR
                                                      MONTHS ENDED                        ENDED
                                                     AUGUST 31, 1997                FEBRUARY 28, 1997
                                             ------------------------------- -------------------------------
                                                       (UNAUDITED)
                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                             -------------- ---------------  -------------- ---------------
CLASS A SHARES*
Sold........................................         2,410    $      35,257         --              --
                                             -------------- ---------------  -------------- ---------------
CLASS B SHARES
Sold........................................    11,043,430      156,531,503     24,642,984    $ 344,947,391
Reinvestment of dividends and
 distributions..............................     1,510,479       20,436,775      2,080,543       28,455,203
                                             -------------- ---------------  -------------- ---------------
                                                12,553,909      176,968,278     26,723,527      373,402,594
Redeemed....................................   (10,682,212)    (151,936,493)   (20,151,281)    (280,878,951)
                                             -------------- ---------------  -------------- ---------------
Net increase -Class B.......................     1,871,697       25,031,785      6,572,246       92,523,643
                                             -------------- ---------------  -------------- ---------------
CLASS C SHARES*
Sold........................................        16,192          240,155         --              --
                                             -------------- ---------------  -------------- ---------------
CLASS D SHARES*
Redeemed....................................        (1,485)         (21,907)        --              --
                                             -------------- ---------------  -------------- ---------------
Net increase in Fund........................     1,888,814    $  25,285,290      6,572,246    $  92,523,643
                                             ============== ===============  ============== ===============

------------

+ On July 28, 1997, 645,861 shares representing $9,326,226 were transferred to Class D.

* For the period July 28, 1997 (issue date) through August 31, 1997.

6. FEDERAL INCOME TAX STATUS

As of February 28, 1997, the Fund has temporary book/tax differences attributable to capital loss deferrals on wash sales.

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:


                                            FOR THE SIX                    FOR THE YEAR ENDED FEBRUARY 28
                                            MONTHS ENDED   ---------------------------------------------------------------
                                          AUGUST 31, 1997*    1997          1996**        1995        1994         1993
----------------------------------------  ---------------- ------------  ------------ ------------ ------------ ----------
                                             (UNAUDITED)
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...      $13.34          $12.70       $10.77        $11.82       $11.36        $10.20
                                          ---------------- ------------  ------------ ------------  ------------ ------------
Net investment income ...................        --              --           0.06          0.09         0.09          0.16
Net realized and unrealized gain (loss)          2.83            2.66         2.53         (0.24)        1.25          1.18
                                          ---------------- ------------  ------------ ------------  ------------ ------------
Total from investment operations  .......        2.83            2.66         2.59         (0.15)        1.34          1.34
                                          ---------------- ------------  ------------ ------------  ------------ ------------
Less dividends and distributions from:
 Net investment income ..................       (0.01)          (0.02)       (0.04)        (0.12)       (0.09)        (0.18)
 Net realized gain ......................       (1.17)          (2.00)       (0.62)        (0.78)       (0.79)         --
                                          ---------------- ------------  ------------ ------------  ------------ ------------
Total dividends and distributions  ......       (1.18)          (2.02)       (0.66)        (0.90)       (0.88)        (0.18)
                                          ---------------- ------------  ------------ ------------  ------------ ------------
Net asset value, end of period ..........      $14.99          $13.34       $12.70        $10.77       $11.82        $11.36
                                          ================ ============  ============ ============  ============ ============
TOTAL INVESTMENT RETURN+ ................       22.17%(1)       20.88%       24.32%        (1.26)%      12.16%        13.31%

RATIOS TO AVERAGE NET ASSETS:
Expenses ................................        1.77%(2)        1.84%        1.90%         1.90%        1.91%         1.96%
Net investment income ...................        0.05%(2)        0.05%        0.52%         0.77%        0.73%         1.46%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands      $296,972        $247,989     $152,661      $132,812     $139,459      $118,496
Portfolio turnover rate .................          48%(1)         156%          49%           59%          69%           52%
Average commission rate paid ............     $0.0518         $0.0534         --            --           --            --

------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
**      Year ended February 29.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL HIGHLIGHTS, continued

                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                              THROUGH
                                          AUGUST 31, 1997
----------------------------------------  ---------------
                                            (UNAUDITED)
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...       $14.44
                                          ---------------
Net investment income ...................         0.02
Net realized and unrealized gain  .......         0.53
                                          ---------------
Total from investment operations  .......         0.55
                                          ---------------
Net asset value, end of period ..........       $14.99
                                          ===============
TOTAL INVESTMENT RETURN+ ................         3.81% (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................         1.04%(2)
Net investment income ...................         1.44%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $36
Portfolio turnover rate .................           48%(1)
Average commission rate paid ............     $0.0518
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...       $14.44
                                          ---------------
Net investment income ...................         0.02
Net realized and unrealized gain  .......         0.53
                                          ---------------
Total from investment operations  .......         0.55
                                          ---------------
Net asset value, end of period ..........       $14.99
                                          ===============
TOTAL INVESTMENT RETURN+ ................         3.81% (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................         1.78%(2)
Net investment income ...................         0.70%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $243
Portfolio turnover rate .................           48%(1)
Average commission rate paid ............     $0.0518

------------
*       The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.
FINANCIAL HIGHLIGHTS, continued

                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                              THROUGH
                                          AUGUST 31, 1997
----------------------------------------  ---------------
                                            (UNAUDITED)
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....       $14.44
                                          ---------------
Net investment income....................         0.02
Net realized and unrealized gain ........         0.54
                                          ---------------
Total from investment operations ........         0.56
                                          ---------------
Net asset value, end of period...........       $15.00
                                          ===============
TOTAL INVESTMENT RETURN+ ................         3.88% (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................         0.80%(2)
Net investment income....................         1.74%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands        $9,663
Portfolio turnover rate..................           48%(1)
Average commission rate paid ............     $0.0518

------------
* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

David F. Myers
Vice President

Catherine Maniscalco
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.





DEAN WITTER
NATURAL RESOURCE
DEVELOPMENT
SECURITIES




SEMIANNUAL REPORT
AUGUST 31, 1997